SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2017

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4053 Clough Woods Dr., Batavia, Ohio	45103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code (513) 381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark is the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 31, 2017, upon the recommendation of the Compensation and Organizational Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Multi-Color Corporation (the “Company”), the Board awarded restricted shares of common stock of the Company and restricted share units (“RSUs”) of the Company to the following executive officers and in the following amounts (RSU amounts reflect target award levels):

Vadis Rodato – 1,746 restricted shares; 5,239 RSUs

Sharon Birkett – 1,281 restricted shares; 3,842 RSUs

David Buse – 1,222 restricted shares; 3,667 RSUs

The awards are authorized by and are being made pursuant to the Company’s 2012 Stock Incentive Plan as approved by shareholders at the Company’s 2012 Annual Meeting of Shareholders.

The restricted shares vest according to a time-based schedule in equal annual installments on each of the first three anniversaries of the grant date. The awards underlying the RSUs vest upon the achievement by the Company of a growth in core earnings per share goal at the end of a three year measurement period. Each executive officer listed above is eligible to receive between 0 and 150% of his or her target RSU award, based on the level of achievement of this growth in core earnings per share goal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2017, the Board voted to amend and restate the Company’s Code of Regulations to replace the Company’s plurality voting standard with a majority voting standard in “uncontested elections,” meaning any election of directors at a meeting of the shareholders in which the number of nominees does not exceed the number of directors to be elected. Under this newly implemented standard, any director who does not receive in excess of fifty percent (50%) “for” votes for his or her election among the votes cast, excluding “abstentions” and “broker non-votes,” shall tender his or her resignation to the Board. Within ninety (90) days following certification of the voting results, the Board shall decide whether to accept or reject such resignation and publicly disclose its decision to accept or reject, including the rationale therefor, such resignation. A director tendering his or her resignation shall not participate in the Board’s decision of whether to accept or reject such resignation. The foregoing description of the change to the Company’s regulations does not purport to be complete and is qualified by reference to the full text of the Amended and Restated Code of Regulations, attached as Exhibit 3.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated Code of Regulations Adopted Effective May 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: June 6, 2017	By:	/s/ Sharon E. Birkett
		Name:	Sharon E. Birkett
		Title:	Vice President, Chief Financial Officer, Secretary